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                                                                   Exhibit 24.1

                               POWER OF ATTORNEY

   Know All Men By These Presents, that each person whose signature appears below does hereby constitute and appoint Thomas J. Dowling and William E. Lucado, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute the Registration Statement on Form S-3 relating to the sale of common stock of Concord EFS, Inc. and any and all amendments thereto, and to file the same, together with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys, or his substitute, may lawfully do and cause to be done by virtue hereof.

   In Witness Whereof, each of the undersigned has executed this instrument this 3rd day of May, 1999.

                                               /s/ Edward A. Labry III
      /s/ Dan M. Palmer
_____________________________________    ______________________________________
                                                  Edward A. Labry III
         Dan M. Palmer


     /s/ Douglas C. Altenbern                   /s/ David C. Anderson
_____________________________________    ______________________________________
        Douglas C. Altenbern                       David C. Anderson


      /s/ Richard Buchignani                    /s/ Richard M. Harter
_____________________________________    ______________________________________
         Richard Buchignani                        Richard M. Harter


         /s/ Joyce Kelso                       /s/ Richard P. Kiphart
_____________________________________    ______________________________________
             Joyce Kelso                           Richard P. Kiphart

     /s/ Jerry D. Mooney                    /s/ Paul L. Whittington
_____________________________________    ______________________________________
           Jerry D. Mooney                        Paul L. Whittington